UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2008

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 424-9144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Report is to amend the Current Report on Form 8-K of Willdan Group, Inc. (“Willdan”) filed with the United States Securities and Exchange Commission on June 9, 2008 related to the acquisition of Intergy Corporation (“Intergy”) pursuant to the terms of a stock purchase agreement, dated as of June 9, 2008, by and among Willdan, Intergy, Mr. Ashish Goel and Mr. Alok (Jay) Bhalla.  This Form 8-K/A amends the Form 8-K filed on June 9, 2008 by amending and restating Item 9.01 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

(1)  Audited financial statements of Intergy, including Intergy’s consolidated balance sheets as of December 31, 2007 and 2006 and the related consolidated statements of income, retained earnings and cash flows for the years ended December 31, 2007 and 2006, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(2)  Unaudited financial statements of Intergy, including the consolidated statements of income and cash flows for the three months ended March 31, 2008 and 2007, are being filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)          Pro Forma Financial Information

Unaudited pro forma condensed consolidating statements of operations for Willdan for the six months ended June 27, 2008 and for the year ended December 28, 2007, giving effect to the acquisition of Intergy, and the notes thereto, are being filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d)          Exhibits

Exhibit No.	Description

2.01*	Stock Purchase Agreement, dated as of June 9, 2008, by and among Willdan Group, Inc., Intergy Corporation and the Stockholders of Intergy Corporation

23.1	Consent of Naresh Arora

99.1*	Press release of Willdan Group, Inc., dated June 9, 2008

99.2

Audited Consolidated Balance Sheets of Intergy Corporation as of December 31, 2007 and 2006, and the related Consolidated Statements of Income, Retained Earnings, and Cash Flows for the years then ended, and the notes thereto.

99.3	Unaudited Consolidated Statements of Income and Cash Flows for the three months ended March 31, 2008 and 2007.

99.4	Unaudited Pro Forma Condensed Consolidating Statements of Operations for Willdan Group, Inc. for the six months ended June 27, 2008 and for the year ended December 28, 2007, and the notes thereto.

*Previously filed on Willdan’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Willdan Group, Inc.

Date: August 21, 2008	By:	/s/ Kimberly D. Gant
		Name:	Kimberly D. Gant
		Title:	Chief Financial Office and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

2.01*	Stock Purchase Agreement, dated as of June 9, 2008, by and among Willdan Group, Inc., Intergy Corporation and the Stockholders of Intergy Corporation

23.1	Consent of Naresh Arora

99.1*	Press release of Willdan Group, Inc., dated June 9, 2008

99.2

Audited Consolidated Balance Sheets of Intergy Corporation as of December 31, 2007 and 2006, and the related Consolidated Statements of Income, Retained Earnings, and Cash Flows for the years then ended, and the notes thereto.

99.3	Unaudited Consolidated Statements of Income and Cash Flows for the three months ended March 31, 2008 and 2007.

99.4	Unaudited Pro Forma Condensed Consolidating Statements of Operations for Willdan Group, Inc. for the six months ended June 27, 2008 and for the year ended December 28, 2007, and the notes thereto.

*Previously filed on Willdan’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2008